           AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 23, 1997
                                                       REGISTRATION NO. 33-72124
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                 POST EFFECTIVE
                                 AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933



                           ISIS PHARMACEUTICALS, INC.
             (Exact name of Registrant as specified in its charter)



               Delaware                                     33-0336973
     (State or other jurisdiction                        (I.R.S. Employer
   of incorporation or organization)                  Identification Number)


                               2292 Faraday Avenue
                           Carlsbad, California 92008
                                 (760) 931-9200
   (Address, including zip code, and telephone number, include area code, of
                   Registrant's principal executive offices)



                             B. Lynne Parshall, Esq.
              Executive Vice President and Chief Financial Officer
                           ISIS PHARMACEUTICALS, INC.
                               2292 Faraday Avenue
                           Carlsbad, California 92008
                                 (760) 931-9200
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)



                                    Copy to:


                              D. Bradley Peck, Esq.
                               COOLEY GODWARD LLP
                              4365 Executive Drive
                               San Diego, CA 92121
                                 (619) 550-6000


================================================================================

        This Post-Effective Amendment No. 1 is being filed to deregister 1,098,684 shares of Common Stock (the "Shares") of Isis Pharmaceuticals, Inc. covered by the Form S-3 Registration Statement No. 33-72124 (the "Registration Statement"). The Shares are no longer being offered by the holders thereof in registered resale transactions described in the prospectus filed as part of the Registration Statement.


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
                                   SIGNATURES
        Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the city of Carlsbad, County of San Diego, State of California, on the 22nd day of July 1997.

                                     ISIS PHARMACEUTICALS, INC.



                                     By: /s/ B. LYNNE PARSHALL
                                        ------------------------------------
                                        B. Lynne Parshall
                                        Executive Vice President and
                                        Chief Financial Officer

        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities indicated and on the dates indicated.

           SIGNATURE                               TITLE                         DATE
           ---------                               -----                         ----
               *                     Chairman of the Board and Chief        July 22, 1997
----------------------------------   Executive Officer (Principal
 Stanley T. Crooke, M.D., Ph.D       executive officer)

   /s/ B. LYNNE PARSHALL             Executive Vice President and           July 22, 1997
----------------------------------   Chief Financial Officer
       B. Lynne Parshall             (Principal financial and
                                     accounting officer)

               *                     President, Chief Operating             July 22, 1997
----------------------------------   Officer and Director
     Daniel L. Kisner, M.D.


               *                     Director                               July 22, 1997
----------------------------------
        Burkhard Blank


               *                     Director                               July 22, 1997
----------------------------------
   Christopher F.O. Gabrieli


               *                     Director                               July 22, 1997
----------------------------------
       Alan C. Mendelson

               *                     Director                               July 22, 1997
----------------------------------
       William R. Miller

               *                     Director                               July 22, 1997
----------------------------------
       Mark B. Skaletsky

               *                     Director                               July 22, 1997
----------------------------------
       Larry Soll, Ph.D.

               *                     Director                               July 22, 1997
----------------------------------
       Joseph H. Wender


*By: /s/ B. LYNNE PARSHALL
    ------------------------------
    B. Lynne Parshall, Attorney-
              in-Fact


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